BankAtlantic Bancorp Reports Earnings
For The Second Quarter 2004

Income From Continuing Operations Increased 87%
Earnings Per Share Increased 81%

FORT LAUDERDALE, Florida – July 21, 2004 — BankAtlantic Bancorp, Inc. (NYSE: BBX) today reported income from continuing operations increased 87% to $18.3 million for the second quarter of 2004, up from $9.8 million earned in the corresponding period in 2003. Diluted earnings per share from continuing operations increased 81% to $0.29, up from $0.16 earned in the corresponding period in 2003.

     Chairman of the Board and Chief Executive Officer Alan B. Levan commented, “We are extremely pleased with second quarter results. Since the inception of BankAtlantic’s ‘Florida’s Most Convenient Bank’ initiatives, growth in low cost deposits has continued at significantly high levels. We maintained a net interest margin for the quarter of 3.73% vs. 3.27% in the 2003 period. Credit quality remained strong. Ryan Beck & Co. also had an extraordinary quarter, reporting an increase of 658% in income from continuing operations over the equivalent quarter of 2003, reflecting strong investment banking performance.”

Additional accomplishments and highlights include:

BankAtlantic:

     “BankAtlantic’s groundbreaking ‘Florida’s Most Convenient Bank’ initiatives continue to contribute to record growth in new customers proving our belief that customers desire the unsurpassed convenience offered by BankAtlantic. Since January 2002, BankAtlantic has opened over 331,000 new checking and savings accounts, including nearly 42,000 in the second quarter of 2004. The second quarter of 2004 marks the tenth consecutive quarter of double-digit growth in new low cost checking and savings account openings. The average balances in these accounts are very typical for consumer banking relationships, with average balances in the range of $2,500 — $3,500 for individual accounts and approximately $10,000 — $15,000 for small business accounts. The growth in our low cost deposits from the inception of this program has resulted from accounts in these ranges.

     “As shown in the table below, balances in low cost deposits increased 37% on a ‘same branch basis’ in the second quarter of 2004 over the second quarter of 2003, to a total of $1.6 billion at quarter-end. At December 31, 2001, immediately preceding the initiation of the ‘Florida’s Most Convenient

Bank’ program, BankAtlantic had $600 million in low cost deposits. Non-interest bearing demand deposits now constitute 24% of deposit funding, up from 19% a year ago, and 13% before initiation of the program.

     The following table presents comparative data for new account balances:

	MAR '02	JUN '02	SEP '02	DEC '02	MAR '03
Demand Deposits, as % of Total Deposits	13%	14%	14%	16%	18%
Low Cost Deposits*, as % of Total Deposits	29%	30%	32%	35%	40%
Low Cost Deposit Growth*
“Same Branch” Y-o-Y Change**	15%	23%	30%	30%	31%
Effective rate, Low Cost Deposits*	0.38%	0.49%	0.45%	0.35%	0.33%

	JUN '03	SEP '03	DEC '03	MAR '04	JUN '04
Demand Deposits, as % of Total Deposits	19%	20%	21%	24%	24%
Low Cost Deposits*, as % of Total Deposits	41%	43%	45%	49%	50%
Low Cost Deposit Growth*
“Same Branch” Y-o-Y Change**	33%	36%	34%	36%	37%
Effective rate, Low Cost Deposits*	0.28%	0.18%	0.18%	0.18%	0.18%

* Low Cost Deposits consist of DDA, Now Checking, and Savings.

** Includes branches open two or more years.

     “BankAtlantic’s credit quality remained strong. The ratio of non-performing loans remained favorable at 0.32% of total loans at June 30, 2004, unchanged from the quarter ending March 31, 2004. The ratio of non-performing assets to total loans plus other real estate improved to 0.35% at June 30, 2004, down from 0.36% at March 31, 2004. The Allowance for Loan and Lease Losses was 1.18% of total loans and leases at June 30, 2004, down slightly from 1.22% of total loans and leases at March 31, 2004. However, the coverage ratio of the Allowance for Loan and Lease Losses to non-performing loans remained stable at 368% at June 30, 2004 vs. 387% at March 31, 2004.

     “During the second quarter, the Bank successfully recovered $2.1 million from the guarantor on a loan that was charged-off in July of 2002. Primarily as a result of this recovery, the Bank had net recoveries for the quarter of $3.3 million and a negative provision of $2.0 million. On a year-to-date basis, the Bank had net recoveries of $4.0 million and a negative provision of $2.8 million. In the corresponding period of 2003, net charge-offs were negligible and a provision of $2.3 million was recorded.

     “The net interest margin at BankAtlantic improved to 3.73%, up from 3.27% in the comparable quarter of 2003 and unchanged from the immediately preceding quarter. Our continued progress in improving the margin reflects the growth in low cost deposits together with reductions in high cost Federal Home Loan Bank advances, as we have made prepayments of those advances in each of the three preceding quarters. While further margin improvement will largely depend on the future pattern of interest rates, we believe our level of low cost deposits, coupled with the positioning of our balance sheet for rising interest rates should enable BankAtlantic to benefit from a higher interest rate environment.

     “On July 15, BankAtlantic unveiled its branch de novo expansion strategy for 2005, and its renovation and branch ‘branding’ initiative for its existing 73 branches. BankAtlantic’s commitment to these two programs is designed to position the Bank for increased growth within its existing markets.

2005 Branch De Novo Initiative:

     “BankAtlantic’s branch expansion initiative includes a mix of new in-line and free-standing branches beginning in the first quarter of 2005. The Bank expects to open between eight and ten branches in 2005. The initial focus will be to place new branches within BankAtlantic’s current footprint, with future growth in other attractive markets.

Branch Branding Initiative:

     “The branch branding initiative, including interior renovation of all existing 73 BankAtlantic branches, is designed to create a consistent retail environment and customer-friendly identity regardless of the branch or its location. The renovation process includes inviting new colors, a comfortable customer waiting area, a video plasma screen, a redesigned Totally Free Change Exchange coin counter, and a ‘Yeah, We’re Open’ sign signifying the bank’s convenient 7 day banking strategy and its bold and spirited personality.

Ryan Beck & Co.:

     “Ryan Beck & Co. reported record net income of $7.0 million on operating revenue of $65.9 million for the three-month period ending June 30, 2004. Growth in operating revenue for the second quarter of 2004 was 23% over the comparable 2003 period. Investment banking revenues for the quarter grew to $18 million vs. $5.1 million in the comparable 2003 period. The pre-tax margin increased to 18.5% in the second quarter 2004, up from 2.8% in the second quarter of 2003. Income from continuing operations increased 658% vs. the comparable 2003 period. Year-to-date, return on average equity grew to 31.8% vs. 8.0% for the corresponding period of 2003. Total assets in approximately 152,000 client accounts were approximately $18.1 billion at June 30, 2004, excluding certain annuities and mutual funds. Commissions and principal transactions decreased 3.9% from the quarter ended June 30, 2003, and fell 12% from the immediately preceding quarter, reflecting decreased activity on the part of individual investors given current market conditions.

     “Ryan Beck & Co. reached several significant milestones during the period. Ryan Beck served as the dealer-manager for one of the largest and most complex mutual to stock conversions ever by assisting a client in raising over $1.0 billion in equity and acquiring two companies. Ryan Beck also launched a major product initiative focusing on exchange-traded funds, with its Washington Crossing Advisors Conquest Program. This is a proprietary new program offering discretionary management of ETF portfolios managed by Chief Investment Strategist, Joe Battipaglia and Ryan Beck’s Investment Strategy Group. Ryan Beck’s financial institutions group announced or completed twelve merger and acquisition (M&A) transactions and five capital financing transactions through the second quarter. Through June 30, 2004, the firm is ranked fourth in the SNL Securities M&A League Tables for the number of M&A transactions announced.

     “Ryan Beck also completed the relocation of its headquarters, moving from Livingston to its new 40,000 square feet facility in Florham Park, New Jersey, and expanded its presence and visibility by opening a new branch office in Cherry Hill, N.J., its first in the southern part of the state. The firm also made three significant additions to the investment research department during the quarter.

BankAtlantic Bancorp:

     “Earlier this year, we withdrew an announced public offering of up to 6 million shares of equity. Our decision to terminate this offering was based on the improvement in our equity ratios and cash position, and a market decline that made an offering unattractive without a compelling need for the capital at that time. Recently, we decided not to undertake an equity offering unless a specific capital need arises, such as would result from an acquisition opportunity which offers a strong economic justification.

     “At quarter end, BankAtlantic Bancorp was added to Standard & Poor’s (S&P) SmallCap 600 Index. The S&P 600 Index covers approximately three percent of the domestic equities market and is well accepted in the investment community as representing promising smaller capitalization companies. We are very pleased to be included in this group of companies. In addition, BankAtlantic Bancorp is also listed in the S&P 1500 Supercomposite Index and the New York Stock Exchange Composite Index,” Levan concluded.

Financial Highlights:

Second Quarter, 2004 Compared to Second Quarter, 2003

BankAtlantic Bancorp — consolidated (adjusted for Levitt Corporation spin-off):

•	Income from continuing operations of $18.3 million vs. $9.8 million, an increase of 87%.

•	Diluted earnings per share from continuing operations of $0.29 vs. $0.16, an increase of 81%.

•	Return from continuing operations on tangible equity was 21.18% vs. 9.91%.

•	Book value per share rose to $7.37.

BankAtlantic:

•	Business segment net income of $14.0 million vs. $13.0 million, an increase of 7.7%.

•	Return on average tangible assets was 1.20% vs. 1.00%.

•	Return on tangible equity was 13.68% vs. 13.18%.

•	Non-interest income was $22.2 million vs. $21.5 million, an increase of 3%.

•	Non-interest expense grew to $43.6 million vs. $40.7 million, an increase of 7%.

Ryan Beck & Co.:

•	Business segment income from continuing operations increased to $7.0 million vs. $0.9 million, an increase of 658% over the second quarter, 2003.

•	Return on equity from continuing operations was 33.07% vs. 5.26%.

•	Total operating revenues increased to $65.9 million vs. $53.4 million, an increase of 23%.

•	Principal transactions were $21.7 million vs. $24.1 million.

•	Investment banking revenue increased to $18.0 million vs. $5.1 million, an increase of 252%.

•	Commission income increased to $22.2 million vs. $21.6 million, an increase of 3%.

Year to Date 2004 Compared to Year to Date 2003

BankAtlantic Bancorp — consolidated (adjusted for Levitt Corporation spin-off):

•	Income from continuing operations was $38.8 million vs. $20.6 million. Excluding the effect of a litigation settlement and costs associated with the early redemption of debt, operating net income would have been $31.6 million vs. $21.7 million, an increase of 46%.

•	Diluted earnings per share from continuing operations were $0.61 vs. $0.34, an increase of 79%. The effect of the non-recurring transactions was $0.12 in the current period and $(0.01) last year.

•	Return from continuing operations on average tangible equity was 23.17% vs. 11.06%. Excluding the non-recurring expenses, the return on average tangible equity was 18.90% vs. 16.05%.

BankAtlantic:

•	Business segment net income of $17.3 million vs. $24.4 million. The 2004 period includes a $7.6 million after-tax expense related to the prepayment of “high cost” FHLB advances.

•	Return on average tangible assets was 0.76% vs. 0.97%. Excluding the prepayment expenses, the return on tangible assets was 1.09% for the current period.

•	Return on tangible equity was 8.45% vs. 12.52%. Excluding the prepayment expenses, the return on tangible equity was 12.17% for the current period.

•	Non-interest income was $40.4 million vs. $36.6 million, an increase of 10%.

•	Non-interest expense grew to $97.7 million vs. $77.0 million. Included in the current period is an $11.7 million expense associated with the prepayment of FHLB Advances. Excluding the prepayment charge, expenses increased 12%.

Ryan Beck & Co.:

•	Business segment net income from continuing operations increased to $12.1 million vs. $2.7 million.

•	Return on equity from continuing operations was 28.62% vs. 7.81%.

•	Total operating revenues increased to $131.7 million vs. $108.7 million, an increase of 21%.

BankAtlantic Bancorp will host an investor and media teleconference call and webcast on Thursday, July 22, 2004 at 11:00 a.m. Eastern Time.

Teleconference Call:

     To access the teleconference call in the U.S. and Canada, the toll free number to call is 1-800-968-8156. International calls may be placed to 706-634-5752. Domestic and international callers may reference PIN number 8593300.

     A replay of the conference call will be available beginning two hours after the call’s completion through 5:00 p.m. Eastern Time, Friday, August 20, 2004. To access the replay option in the U.S. and Canada, the toll free number to call is 1-800-642-1687. International calls for the replay may be placed at 706-645-9291. The replay digital PIN number for both domestic and international calls is: 8593300.

Webcast:

     Individuals may listen to the live and/or archived webcast of the teleconference call. To listen to the live and/or archived webcast of the teleconference call, visit www.BankAtlanticBancorp.com, access the “Investor Relations” section and click on the “Webcast” navigation link. The archive of the teleconference call will be available through 5:00 p.m. Eastern Time, Friday, August 20, 2004.

BankAtlantic Bancorp’s Second Quarter, 2004 earnings results press release and financial summary, as well as the Supplemental Financials (a detailed summary of significant financial events and extensive business segment financial data), are available on its website at: www.BankAtlanticBancorp.com.

•	To view the press release and financial summary, access the “Investor Relations” section and click on the “Quarterly Financials” navigation link.

•	To view the Supplemental Financials, access the “Investor Relations” section and click on the “Supplemental Financials” navigation link.

Copies of BankAtlantic Bancorp’s Second Quarter, 2004 earnings results press release and financial summary, and the Supplemental Financials are also available upon request via fax, email, or postal service mail. To request a copy, contact BankAtlantic Bancorp’s Investor Relations department using the contact information listed below.

About BankAtlantic Bancorp:

BankAtlantic Bancorp (NYSE: BBX) is a diversified financial services holding company and the parent company of BankAtlantic and Ryan Beck & Co. Through these subsidiaries, BankAtlantic Bancorp provides a full line of products and services encompassing consumer and commercial banking, brokerage and investment banking.

About BankAtlantic:

BankAtlantic, “Florida’s Most Convenient Bank,” is one of the largest financial institutions headquartered in Florida and provides a comprehensive offering of banking services and products via its broad network of community branches throughout Florida and its online banking division — BankAtlantic.com. BankAtlantic has 73 branch locations and operates more than 200 conveniently located ATMs. BankAtlantic is open 7 days a week and offers holiday hours, extended weekday hours including a Miami-Dade branch open until midnight, free online banking, Totally Free Change Exchange coin counters, 24/7 call center service and free retail and business checking with a free gift.

About Ryan Beck & Co.:

Ryan Beck & Co. is a full-service broker dealer engaging in underwriting, market making, distribution, and trading of equity and debt securities. The firm also provides money management services, general securities brokerage, including financial planning for the individual investor, and consulting and financial advisory services to financial institutions and middle market companies. Ryan Beck & Co. also provides independent research in the financial institutions, healthcare, technology, and consumer product industries. Ryan Beck & Co. has approximately 500 financial consultants located in 33 offices nationwide.

For further information, please visit our websites:
www.BankAtlanticBancorp.com
www.BankAtlantic.com
www.RyanBeck.com

* To receive future BankAtlantic Bancorp news releases or announcements directly via Email, please click on the Email Broadcast Sign Up button on www.BankAtlanticBancorp.com

BankAtlantic Bancorp Contact Info:
Investor Relations:
Leo Hinkley, Senior Vice President
Phone: (954) 760-5317, Fax: (954) 760-5415
Email: InvestorRelations@BankAtlanticBancorp.com.
Mailing Address: BankAtlantic Bancorp, Investor Relations, 1750 East Sunrise Blvd.,
Fort Lauderdale, FL 33304

Investor & Corporate Communications:
Adrienne Zvi
Phone: (954) 760-5241, Fax: (954) 760-5415
Email: CorpComm@BankAtlanticBancorp.com

Sharon Lyn
Phone: (954) 760-5402, Fax: (954) 760-5415
Email: slyn@BankAtlantic.com

BankAtlantic, “Florida’s Most Convenient Bank,” Contact Info:

Public Relations:
Hattie Harvey
Telephone: (954) 760-5383, Fax: (954) 760-5388
Email: hharvey@BankAtlantic.com.

Public Relations for BankAtlantic:
Boardroom Communications
Caren Berg
Phone: (954) 370-8999, Fax: (954) 370-8892
Email: caren@boardroompr.com

# # #

Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used in this press release, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of these forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. (“the Company”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic’s seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; as well as the impact of regulatory or accounting issues, including the impact of periodic testing of goodwill and other intangible assets for impairment; and achieving the benefits of the prepayment of the Federal Home Loan Bank advances. Further, this press release contains forward-looking statements relating to BankAtlantic’s new branch, de novo expansion strategy and its renovation and branch “branding” initiative which are subject to a number of risks and uncertainties. These include, but are not limited to: regulatory issues, that the number of new branches may be less than anticipated, and that the new branch, de novo expansion strategy and renovation and branch “branding” initiative will not be successful or will not produce results which justify their costs. Further, this press release contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of other new lines of business including its Washington Crossing Advisors Conquest Program, uncertainties associated with the Gruntal litigation; that the relocation of its headquarters, new branch office in Cherry Hill, N.J., or additional personnel added to its investment research department are not successful or do not produce results which justify their costs; and additional risks and uncertainties that are subject to change and outside of Ryan Beck’s control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

BankAtlantic Bancorp, Inc. and Subsidiaries
Summary of Selected Financial Data (unaudited)

			For The Three Months Ended					For the Six Months Ended
(in thousands except share data and ratios)			6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Current Earnings:
Net income (GAAP basis)			18,260	20,524	17,642	18,508	17,209	38,784	31,567
Income from continuing operations (GAAP basis)	(note 1)	$	18,260	20,524	7,826	10,144	9,809	38,784	20,627
Operating net income	(note 2)	$	18,260	13,371	13,582	11,470	10,880	31,631	21,698
Average Common Shares Outstanding:
Basic			59,343,940	59,257,270	58,891,273	58,646,254	58,321,020	59,300,605	58,246,733
Diluted			62,807,683	63,193,034	61,852,217	61,343,946	61,898,924	62,979,163	63,047,682
Key Performance Ratios (GAAP basis):
Basic earnings per share			0.31	0.35	0.30	0.32	0.30	0.65	0.54
Diluted earnings per share *			0.29	0.32	0.28	0.30	0.28	0.61	0.51
Basic earnings per share from continuing operations		$	0.31	0.35	0.13	0.17	0.17	0.65	0.35
Diluted earnings per share from continuing operations *		$	0.29	0.32	0.12	0.16	0.16	0.61	0.34
Return on average tangible assets from cont ops	(note 3)%		1.48	1.75	0.61	0.74	0.69	1.61	0.74
Return on average tangible equity from cont ops	(note 3)%		21.18	24.97	7.23	9.77	9.91	23.17	11.06
Key Performance Ratios (Operating basis):
Basic earnings per share		$	0.31	0.23	0.23	0.20	0.19	0.53	0.37
Diluted earnings per share *		$	0.29	0.21	0.22	0.19	0.18	0.49	0.35
Return on average tangible assets	(note 3,4)%		1.48	1.14	1.14	0.89	0.81	1.31	0.83
Return on average tangible equity	(note 3,4)%		21.18	16.27	17.20	15.23	15.09	18.90	16.05
* Diluted earnings per share calculation adds back:
Interest expense net of tax on convertible securities, if dilutive		$	—	—	—	—	129	—	569
Subsidiaries stock options, if dilutive			(273)	(192)	(104)	(83)	(27)	(472)	(74)
Average Balance Sheet Data:
Assets		$	5,022,805	4,791,753	5,221,228	5,579,697	5,787,226	4,907,291	5,640,395
Tangible assets	(note 3)	$	4,934,771	4,703,305	5,132,341	5,490,370	5,696,656	4,819,050	5,549,043
Tangible assets excluding Levitt	(note 3)	$	4,934,771	4,703,305	4,751,321	5,141,183	5,371,749	4,819,050	5,237,616
Loans		$	3,777,452	3,730,782	3,698,377	3,942,124	3,983,528	3,754,117	3,809,454
Investments		$	818,812	668,269	773,271	901,283	1,087,937	743,550	1,109,716
Deposits and escrows		$	3,205,328	3,064,750	3,032,170	2,951,536	2,925,061	3,135,040	2,888,546
Stockholders’ equity		$	435,852	423,482	521,393	503,274	480,115	429,679	472,456
Tangible stockholders’ equity	(note 3)	$	344,832	328,714	433,103	415,294	396,050	334,806	372,902
Tangible stockholders’ equity excluding Levitt	(note 3)	$	344,832	328,714	315,808	301,310	288,452	334,806	270,333

Notes:

(1)	GAAP basis income from continuing operations is defined as income from continuing operations in accordance with generally accepted accounting principles.

(2)	Operating net income is defined as GAAP income from continuing operations adjusted for equity security litigation gain and costs associated with debt redemptions, net of tax.

(3)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible equity is defined as average total stockholders’ equity less average goodwill, core deposit intangibles and other comprehensive income.

(4)	Return on average tangible assets and equity are calculated excluding Levitt Corporation’s assets and equity for comparability.

**	Operating net income is not prepared in accordance with GAAP and this non-GAAP financial measure should not be construed as being superior to GAAP.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Financial Condition (unaudited)

(In thousands, except share data)	6/30/2004	12/31/2003	6/30/2003
ASSETS
Cash and due from depository institutions	$132,927	119,882	127,150
Securities purchased under resell agreements and federal funds	399	—	—
Securities available for sale (at fair value)	694,554	358,511	509,572
Securities owned (at fair value)	120,953	124,565	224,405
Investment securities and tax certificates (approximate fair value: $194,046, $192,706 and $208,622)	194,046	192,706	208,621
Loans receivable, net of allowance for loan losses of $46,737, $45,595 and $49,576	3,899,099	3,686,153	4,024,344
Federal Home Loan Bank stock, at cost which approximates fair value	44,154	40,325	69,131
Accrued interest receivable	27,864	27,866	34,162
Real estate held for development and sale	25,077	21,803	241,346
Investments and advances in unconsolidated subsidiaries	7,910	7,910	99,094
Office properties and equipment, net	106,105	93,577	92,599
Deferred tax asset, net	22,288	22,999	34,527
Goodwill	76,674	76,674	76,674
Core deposit intangible asset	11,121	11,985	12,864
Due from clearing agent	16,048	—	—
Other assets	49,159	46,593	64,364

Total assets	$5,428,378	4,831,549	5,818,853

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits Interest free checking	$787,819	645,036	546,805
NOW accounts	584,658	533,888	455,514
Savings accounts	251,218	208,966	191,586
Insured money fund savings	906,865	865,590	850,579
Certificate accounts	719,545	804,662	859,896

Total deposits	3,250,105	3,058,142	2,904,380
Advances from FHLB	883,727	782,205	1,332,300
Securities sold under agreements to repurchase	374,824	138,809	217,950
Federal funds purchased	20,000	—	155,000
Subordinated debentures, notes and bonds payable	36,395	36,595	142,461
Junior subordinated debentures	263,266	263,266	263,218
Securities sold not yet purchased	51,321	37,813	34,968
Due to clearing agent	—	8,583	112,410
Other liabilities	108,406	92,684	160,335

Total liabilities	4,988,044	4,418,097	5,323,022

Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized; none issued and outstanding	—	—	—
Class A common stock, $.01 par value, authorized 80,000,000 shares; issued and outstanding 54,903,283, 54,396,824 and 53,753,721 shares	549	544	538
Class B common stock, $.01 par value, authorized 45,000,000 shares; issued and outstanding 4,876,124, 4,876,124 and 4,876,124 shares	49	49	49
Additional paid-in capital	258,258	259,770	254,532
Unearned compensation — restricted stock grants	(1,090)	(1,178)	(1,133)
Retained earnings	183,170	148,311	241,632

Total stockholders’ equity before accumulated other comprehensive income	440,936	407,496	495,618
Accumulated other comprehensive income (loss)	(602)	5,956	213

Total stockholders’ equity	440,334	413,452	495,831

Total liabilities and stockholders’ equity	$5,428,378	4,831,549	5,818,853

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

		For The Three Months Ended					For the Six Months Ended
(in thousands)		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
INTEREST INCOME:
Interest and fees on loans and leases		$48,034	48,936	49,647	50,668	54,191	96,970	107,131
Interest on securities available for sale		5,194	3,653	3,372	4,598	7,686	8,847	16,343
Interest and dividends on investment and securities owned		6,879	7,040	7,833	7,545	7,344	13,919	14,712

Total interest income		60,107	59,629	60,852	62,811	69,221	119,736	138,186

INTEREST EXPENSE:
Interest on deposits		6,788	6,973	7,504	7,758	9,758	13,761	20,927
Interest on advances from FHLB		7,769	9,098	11,667	15,025	15,291	16,867	30,607
Interest on short-term borrowed funds		632	250	289	558	1,248	882	2,067
Interest on long-term debt		4,912	4,827	5,399	4,257	4,531	9,739	8,352
Capitalized interest on real estate developments		(346)	(307)	(312)	(286)	(256)	(653)	(595)

Total interest expense		19,755	20,841	24,547	27,312	30,572	40,596	61,358

NET INTEREST INCOME		40,352	38,788	36,305	35,499	38,649	79,140	76,828
Provision (recovery) for loan losses		(1,963)	(859)	(1,811)	(1,076)	1,490	(2,822)	2,340

NET INTEREST INCOME AFTER PROVISION		42,315	39,647	38,116	36,575	37,159	81,962	74,488

NON-INTEREST INCOME:
Service charges on deposits		13,028	11,277	11,481	10,925	9,605	24,305	18,163
Other service charges and fees		6,431	4,637	4,704	4,625	6,071	11,068	9,989
Broker/dealer revenue and other commissions		61,925	62,445	55,566	49,992	50,565	124,370	102,230
Securities activities, net		3	72	(1,582)	(336)	(19)	75	365
Equity security litigation settlement gain		—	22,840	—	—	—	22,840	—
Gain on sales of loans		116	129	108	10	1	245	4
Income from real estate operations		683	305	354	66	4,136	988	5,222
Income from unconsolidated subsidiaries		118	118	119	106	118	236	200
Other		3,041	2,542	2,492	2,405	2,125	5,583	4,506

Total non-interest income		85,345	104,365	73,242	67,793	72,602	189,710	140,679

NON-INTEREST EXPENSES:
Employee compensation and benefits		63,538	67,180	56,795	55,318	57,415	130,718	114,827
Occupancy and equipment		11,046	10,250	10,522	10,161	9,615	21,296	19,353
Advertising and promotion		5,630	4,694	3,110	2,989	3,819	10,324	6,626
Professional fees		2,610	2,737	5,243	4,239	3,715	5,347	6,830
Communications		3,106	3,253	2,917	2,821	4,216	6,359	8,045
Floor broker and clearing fees		2,438	2,802	2,506	2,327	2,236	5,240	4,394
Cost associated with debt redemption		—	11,741	8,855	2,040	1,648	11,741	1,648
Other		9,534	9,357	7,391	8,588	11,826	18,891	21,327

Total non-interest expenses		97,902	112,014	97,339	88,483	94,490	209,916	183,050

Income from continuing operations before income taxes		29,758	31,998	14,019	15,885	15,271	61,756	32,117
Provision for income taxes		11,498	11,474	6,193	5,741	5,462	22,972	11,490

Income from continuing operations		18,260	20,524	7,826	10,144	9,809	38,784	20,627
Discontinued operations, net of tax *		—	—	9,816	8,364	7,400	—	10,940

GAAP net income	(note1)	$18,260	20,524	17,642	18,508	17,209	38,784	31,567

Reconciliation of Operating and GAAP Income from continuing operations
GAAP income from continuing operations		$18,260	20,524	7,826	10,144	9,809	38,784	20,627
Costs associated with debt redemption		—	7,632	5,756	1,326	1,071	7,632	1,071
Equity security litigation settlement gain		—	(14,785)	—	—	—	(14,785)	—

Operating net income	(note2)	$18,260	13,371	13,582	11,470	10,880	31,631	21,698

*	Primarily Levitt Corporation.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Average Balance Sheet (unaudited)

		For the three months ended
(in thousands except percentages and per share data)		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Gross loans:
Residential real estate		$1,386,482	1,326,061	1,403,686	1,714,774	1,880,890
Commercial real estate		1,650,763	1,701,012	1,660,004	1,621,407	1,508,064
Consumer		403,824	374,222	341,246	319,269	306,740
Lease financing		11,526	13,642	16,293	18,935	22,713
Commercial business		142,686	141,955	111,705	108,714	106,323
Small business		182,171	173,890	165,443	159,025	158,798

Total Loans		3,777,452	3,730,782	3,698,377	3,942,124	3,983,528
Investments — taxable		745,854	664,907	773,271	901,283	1,087,937
Investments — tax exempt		72,958	3,362	—	—	—

Total interest earning assets		4,596,264	4,399,051	4,471,648	4,843,407	5,071,465
Goodwill and core deposit intangibles		88,034	88,448	88,887	89,327	90,570
Other non-interest earning assets		338,507	304,254	660,693	646,963	625,191

Total assets		$5,022,805	4,791,753	5,221,228	5,579,697	5,787,226

Tangible assets	(note 3)	$4,934,771	4,703,305	5,132,341	5,490,370	5,696,656

Deposits:
Savings		$242,506	220,005	205,564	197,778	185,685
NOW		586,259	543,619	507,876	473,741	454,108
Money funds		912,065	866,767	879,095	874,789	836,246
Certificates of deposit		709,523	769,949	815,454	837,221	913,564

Total interest bearing deposits		2,450,353	2,400,340	2,407,989	2,383,529	2,389,603
Short-term borrowed funds		269,423	128,130	131,095	228,427	385,604
FHLB advances		696,661	760,973	937,888	1,249,074	1,313,896
Long-term debt		299,931	299,878	413,154	407,538	409,567

Total interest bearing liabilities		3,716,368	3,589,321	3,890,126	4,268,568	4,498,670
Non-interest bearing deposits		754,975	664,410	624,181	568,007	535,458
Non-interest bearing other liabilities		115,610	114,540	185,528	239,848	272,983

Total liabilities		4,586,953	4,368,271	4,699,835	5,076,423	5,307,111

Stockholders’ equity		435,852	423,482	521,393	503,274	480,115

Total liabilities and stockholders’ equity		$5,022,805	4,791,753	5,221,228	5,579,697	5,787,226

Other comprehensive (loss) income in stockholders’ equity		$ 2,986	6,320	(597)	(1,347)	(6,505)

Tangible stockholders’ equity	(note 3)	$344,832	328,714	433,103	415,294	396,050

Period End
Total loans, net		$3,899,099	3,674,173	3,686,153	3,739,638	4,024,344
Total assets		5,428,378	4,750,483	4,831,549	5,197,060	5,818,851
Total stockholders’ equity		440,334	429,577	413,452	513,669	495,831
Common shares outstanding		59,779,407	59,207,954	59,272,948	58,940,200	58,629,845
Cash dividends		1,972,775	1,953,863	1,956,008	1,945,268	1,817,525
Common stock cash dividends per share		0.033	0.033	0.033	0.033	0.031
Closing stock price (1)		18.45	16.96	14.02	10.52	8.78
High stock price for the quarter (1)		18.53	19.00	14.58	11.64	9.22
Low stock price for the quarter (1)		14.37	13.70	10.44	8.68	7.09
Book value per share — historical		7.37	7.26	6.98	8.72	8.46

(1)	adjusted to reflect the Levitt spin-off.

Bank Operations Business Segment
Condensed Statements of Operations (Unaudited)

	For the Three Months Ended					For the Six Months Ended
(In thousands)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Net interest income	$41,344	39,795	37,326	36,558	40,716	81,139	80,215
Provision (recovery) for loan losses	(1,963)	(859)	(1,811)	(1,076)	1,490	(2,822)	2,340

Net Interest income after provision for loan losses	43,307	40,654	39,137	37,634	39,226	83,961	77,875

Non-interest income
Service charges on deposits	13,028	11,277	11,481	10,925	9,605	24,305	18,163
Other service charges and fees	6,431	4,637	4,704	4,625	6,071	11,068	9,989
Securities losses	—	(3)	(1,582)	(336)	(19)	(3)	(40)
Gain on sales of loans	116	129	108	10	1	245	4
Income from real estate operations	683	305	354	66	4,136	988	5,222
Other non-interest income	1,911	1,875	1,858	1,864	1,700	3,786	3,270

Total non-interest income	22,169	18,220	16,923	17,154	21,494	40,389	36,608

Non-interest expense
Employee compensation and benefits	23,135	23,029	20,171	19,387	20,466	46,164	39,934
Occupancy and equipment	7,809	7,146	7,092	6,874	6,715	14,955	13,363
Advertising	4,161	3,463	2,517	2,444	2,874	7,624	4,473
Professional fees	807	1,258	1,129	1,139	1,025	2,065	2,121
Cost associated with debt redemption	—	11,741	8,855	2,040	—	11,741	—
Other	7,658	7,495	5,702	7,275	9,578	15,153	17,097

Total non-interest expense	43,570	54,132	45,466	39,159	40,658	97,702	76,988

Income from bank operations business segment before income taxes	21,906	4,742	10,594	15,629	20,062	26,648	37,495
Provision for income taxes	7,911	1,436	2,780	5,675	7,103	9,347	13,134

Net income from bank operations business segment	$13,995	3,306	7,814	9,954	12,959	17,301	24,361

Reconciliation of Operating and business segment net income
Business segment income	$13,995	3,306	7,814	9,954	12,959	17,301	24,361
Cost associated with debt redemption	—	7,632	5,756	1,326	—	7,632	—

Operating net income	$13,995	10,938	13,570	11,280	12,959	24,933	24,361

Bank Operations Business Segment
Condensed Statements of Condition and Statistics (Unaudited)

		For the Three Months Ended					For the Six Months Ended
		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Statistics:
Average total interest earning assets ( in 000’s)	$	4,422,181	4,220,559	4,381,497	4,706,976	4,930,653	4,321,379	4,783,554
Average total interest bearing liabilities (in 000’s)	$	3,483,903	3,347,890	3,554,854	3,924,292	4,174,158	3,415,897	4,077,307
GAAP efficiency ratio	%	68.60	93.31	83.81	72.91	65.36	80.39	65.90
GAAP return on average assets	%	1.18	0.29	0.66	0.79	0.99	0.74	0.95
GAAP return on average equity	%	11.38	2.67	6.42	8.26	11.03	7.01	10.47
Operating efficiency ratio (1)%		68.60	73.07	67.49	69.11	65.36	70.73	65.90
Operating return on average assets (1)%		1.18	0.96	1.15	0.90	0.99	1.07	0.95
Operating return on average equity (1)%		11.38	8.82	11.15	9.36	11.03	10.10	10.47
Net interest margin	%	3.73	3.73	3.39	3.10	3.27	3.73	3.31
Yield on earning assets	%	5.16	5.34	5.20	5.11	5.46	5.25	5.61
Cost of interest-bearing liabilities	%	1.82	2.02	2.24	2.41	2.58	1.92	2.70
Interest spread	%	3.34	3.32	2.96	2.70	2.88	3.33	2.91

(1)	Ratios have been adjusted to exclude costs associated with debt redemptions.

Condensed Statements of Financial Condition (Unaudited)

		As Of
(In thousands)		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
ASSETS
Loans receivable	$	3,852,549	3,621,787	3,630,682	3,767,935	4,070,332
Held to maturity securities		236,400	167,615	231,231	212,236	274,352
Available for sale securities		639,581	338,639	339,362	337,147	503,514
Goodwill		70,489	70,489	70,489	70,489	70,489
Core deposit intangible asset		11,121	11,546	11,985	12,424	12,864
Other assets		311,755	284,289	283,101	286,709	289,764

Total assets	$	5,121,895	4,494,365	4,566,850	4,686,940	5,221,315

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits
Interest free checking	$	787,945	748,533	645,325	594,685	546,805
NOW accounts		584,658	567,498	533,888	480,837	455,514
Savings accounts		251,218	233,832	208,966	202,354	191,586

Total low costs deposits		1,623,821	1,549,863	1,388,179	1,277,876	1,193,905
Insured money fund savings		906,865	870,447	865,590	878,281	850,579
Certificate accounts		719,545	723,256	804,662	826,045	859,896

Total deposits		3,250,231	3,143,566	3,058,431	2,982,202	2,904,380
Advances from Federal Home Loan Bank		883,727	591,466	782,205	956,820	1,332,300
Short term borrowings		401,459	191,469	161,597	167,983	401,298
Long term debt		36,295	36,582	35,334	36,077	35,112
Other liabilities		55,020	42,243	39,427	62,389	70,228

Total liabilities		4,626,732	4,005,326	4,076,994	4,205,471	4,743,318
Stockholder’s equity		495,163	489,039	489,856	481,469	477,997

Total liabilities and stockholder’s equity	$	5,121,895	4,494,365	4,566,850	4,686,940	5,221,315

Bank Operations Business Segment
Average Balance Sheet — Yield / Rate Analysis

	For the Three Months Ended
	June 30, 2004			June 30, 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Loans:
Residential real estate	$1,386,482	15,781	4.55%	$1,880,890	22,556	4.80%
Commercial real estate	1,641,438	22,670	5.52	1,554,965	23,374	6.01
Consumer	403,824	4,067	4.03	306,740	3,520	4.59
Lease financing	11,526	317	11.00	22,713	648	11.41
Commercial business	103,780	1,589	6.12	106,323	1,496	5.63
Small business	182,171	3,223	7.08	158,798	2,895	7.29

Total loans	3,729,221	47,647	5.11	4,030,429	54,489	5.41
Investments — tax exempt	72,675	938 (1)	5.17	—	—	—
Investments — taxable	620,285	8,505	5.48	900,224	12,848	5.71

Total interest earning assets	4,422,181	57,090	5.16%	4,930,653	67,337	5.46%

Goodwill and core deposit intangibles	81,849			83,591
Other non-interest earning assets	251,755			237,074

Total Assets	$4,755,785			$5,251,318

Deposits:
Savings	$242,506	161	0.27%	$185,685	268	0.58%
NOW	586,259	534	0.37	454,108	561	0.50
Money funds	912,065	2,116	0.93	836,246	2,625	1.26
Certificate accounts	709,523	3,977	2.25	913,564	6,304	2.77

Total deposits	2,450,353	6,788	1.11	2,389,603	9,758	1.64

Short-term borrowed funds	300,460	702	0.94	436,975	1,337	1.23
Advances from FHLB	696,661	7,769	4.49	1,313,896	15,291	4.67
Long-term debt	36,429	505	5.58	33,684	491	5.85

Total interest bearing liabilities	3,483,903	15,764	1.82	4,174,158	26,877	2.58
Non-interest bearing deposits	755,593			535,567
Non-interest bearing other liabilities	24,585			71,454

Total Liabilities	4,264,081			4,781,179
Stockholder’s equity	491,704			470,139

Total liabilities and stockholder’s equity	$4,755,785			$5,251,318

Net interest income/ net interest spread		$41,326	3.34%		$40,460	2.88%

Capitalized interest from real estate operations		346			256

Net interest income (tax equivalent)		41,672			40,716

Margin
Interest income/interest earning assets			5.16%			5.46%
Interest expense/interest earning assets			1.43			2.19

Net interest margin (tax equivalent)			3.73%			3.27%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations
Average Balance Sheet — Yield / Rate Analysis

	For the Six Months Ended
	June 30, 2004			June 30, 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Loans:
Residential real estate	$1,356,271	31,722	4.68%	$1,721,109	44,142	5.13%
Commercial real estate	1,665,700	46,364	5.57	1,542,751	46,241	5.99
Consumer	389,023	7,967	4.10	301,735	6,988	4.63
Lease financing	12,584	698	11.09	26,318	1,482	11.26
Commercial business	101,369	3,089	6.09	103,553	2,945	5.69
Small business	178,031	6,308	7.09	161,460	5,932	7.35

Total loans	3,702,978	96,148	5.19	3,856,926	107,730	5.59
Investments — tax exempt	38,019	989 (1)	5.20	—	—	0.00
Investments — taxable	580,382	16,314	5.62	926,628	26,536	5.73

Total interest earning assets	4,321,379	113,451	5.25%	4,783,554	134,266	5.61%

Goodwill and core deposit intangibles	82,056			84,170
Other non-interest earning assets	245,915			249,449

Total Assets	$4,649,350			$5,117,173

Deposits:
Savings	$231,256	304	0.26%	$178,531	584	0.66%
NOW	564,939	1,026	0.37	439,944	1,103	0.51
Money funds	889,416	3,992	0.90	822,938	5,278	1.29
Certificate accounts	739,736	8,439	2.29	940,069	13,962	3.00

Total deposits	2,425,347	13,761	1.14	2,381,482	20,927	1.77

Short-term borrowed funds	225,597	1,004	0.89	361,763	2,174	1.21
Advances from FHLB	728,817	16,867	4.65	1,299,519	30,607	4.75
Long-term debt	36,136	987	5.49	34,543	938	5.48

Total interest bearing liabilities	3,415,897	32,619	1.92	4,077,307	54,646	2.70
Non-interest bearing deposits	710,194			507,119
Non-interest bearing other liabilities	29,305			67,518

Total Liabilities	4,155,396			4,651,944
Stockholder’s equity	493,954			465,229

Total liabilities and stockholder’s equity	$4,649,350			$5,117,173

Net interest income/net interest spread		$80,832	3.33%		$79,620	2.91%

Capitalized interest from real estate operations		653			595

Net interest income		81,485			80,215

Margin
Interest income/interest earning assets			5.25%			5.61%
Interest expense/interest earning assets			1.52			2.30

Net interest margin			3.73%			3.31%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations Business Segment
Allowance for Loan Loss and Credit Quality

		For the Three Months Ended					For the Six Months Ended
(in thousands)		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Allowance for Loan Losses
Beginning balance	$	45,383	45,595	48,202	49,576	48,695	45,595	48,022
Charge-offs:
Residential real estate		(124)	(231)	(320)	(150)	(98)	(355)	(212)
Commercial real estate		—	—	—	—	—	—	—
Commercial business		(80)	(344)	(1,306)	(1,798)	(536)	(424)	(2,989)
Consumer		(285)	(248)	(1,085)	(260)	(490)	(533)	(895)
Small business		(35)	(44)	(321)	(334)	(1,433)	(79)	(2,053)
Syndication		—	—	—	—	—	—	—

Total charge-offs		(524)	(867)	(3,032)	(2,542)	(2,557)	(1,391)	(6,149)

Recoveries:
Residential real estate		217	26	184	424	61	243	118
Commercial real estate		2,050	1	—	1	—	2,051	1
Commercial business		828	559	466	492	694	1,387	1,361
Consumer		240	338	538	343	414	578	878
Small business		429	392	482	748	575	821	1,408
Syndication		77	198	566	236	204	275	2,331

Total recoveries		3,841	1,514	2,236	2,244	1,948	5,355	6,097

Net (charge-offs) recoveries		3,317	647	(796)	(298)	(609)	3,964	(52)

Provision (recovery) for loan losses		(1,963)	(859)	(1,811)	(1,076)	1,490	(2,822)	2,340
Adjustments to acquired loan losses		—	—	—	—	—	—	(734)

Ending allowance for loan losses	$	46,737	45,383	45,595	48,202	49,576	46,737	49,576

Annualized net charge-offs to average loans	%	(0.35)	(0.07)	0.09	0.03	0.06	(0.21)	0.00

		As of
		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Credit Quality
Nonaccrual loans and tax certificates	$	13,288	12,279	11,687	12,586	14,201
Acquired nonaccrual loans		9	10	10	314	409
Real estate owned, net of allowance		1,321	1,667	2,422	8,904	8,157
Other repossessed assets		0	0	0	274	435

Total nonperforming assets	$	14,618	13,956	14,119	22,078	23,202

Loan loss allowance to non performing assets	%	319.72	325.19	322.93	218.33	213.67

Nonperforming assets to total loans and other assets	%	0.35	0.36	0.36	0.56	0.54
Allowance for loan losses to total loans	%	1.18	1.22	1.22	1.27	1.22

Ryan Beck & Co., Inc. Business Segment
Consolidated Statements of Operations and Statistics — Unaudited

		For the Three Months Ended					For the Six Months Ended
(in thousands)		6/31/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Revenues
Principal transactions	$	21,654	24,443	25,288	21,091	24,057	46,097	49,140
Investment banking		18,026	12,631	7,318	7,642	5,079	30,657	12,768
Commissions		22,245	25,371	22,963	21,258	21,603	47,616	40,955
Interest, dividends and other		3,949	3,416	3,683	3,450	2,662	7,365	5,821

Total operating revenues		65,874	65,861	59,252	53,441	53,401	131,735	108,684

Operating expenses
Compensation, benefits		40,297	44,042	36,619	35,924	36,892	84,339	74,815
Professional fees		1,330	1,045	3,775	2,638	2,332	2,375	4,054
Communication		3,106	3,253	2,916	2,822	4,216	6,359	8,045
Occupancy and equipment		3,236	3,103	3,430	3,287	2,900	6,339	5,990
Floor broker and clearing fees		2,438	2,802	2,506	2,327	2,236	5,240	4,394
Interest and other		3,292	3,054	2,444	2,027	3,349	6,346	6,795

Total operating expenses		53,699	57,299	51,690	49,025	51,925	110,998	104,093

Income from Ryan Beck before income taxes		12,175	8,562	7,562	4,416	1,476	20,737	4,591
Provision for income taxes		5,161	3,434	3,559	1,522	551	8,595	1,843

Income from Ryan Beck’s continuing operations		7,014	5,128	4,003	2,894	925	12,142	2,748
Discontinued operations (GMS), net of tax		—	—	—	306	754	—	837

Net income from Ryan Beck business segment	$	7,014	5,128	4,003	3,200	1,679	12,142	3,585

Statistics:
GAAP return on equity	%	33.07	26.40	20.65	17.40	9.55	28.62	10.19
Continuing operations return on equity		33.07	26.40	20.65	15.74	5.26	28.62	7.81
Compensation as a percent of revenues		61.17	66.87	61.80	67.22	69.08	64.02	68.84
Commissions to total revenues		33.77	38.52	38.75	39.78	40.45	36.15	37.68
Principal transactions to total revenues		32.87	37.11	42.68	39.47	45.05	34.99	45.21
Investment banking revenue to total revenues		27.36	19.18	12.35	14.30	9.51	23.27	11.75

Condensed Statements of Financial Condition — Unaudited

		As of
(in thousands)		6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
ASSETS
Cash and cash equivalents	$	4,000	4,888	5,538	259	1,193
Securities		120,953	122,114	124,565	87,837	224,405
Other investments		—	—	—	4,212	1,456
Notes receivable — GMS		8,551	10,261	11,971	13,681	—
Property and equipment, net		6,762	4,749	3,713	3,599	4,095
Goodwill		6,184	6,184	6,184	6,184	6,184
Due from clearing agent		16,048	—	—	—	—
Other assets		25,809	28,051	26,703	27,149	37,085

Total assets	$	188,307	176,247	178,674	142,921	274,418

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Securities sold not yet purchased	$	51,321	34,250	37,813	15,089	34,968
Note payable		—	427	801	1,176	1,550
Note payable to BankAtlantic Bancorp		—	—	—	—	5,000
Due to clearing agent		—	18,328	8,583	6,087	112,410
Other liabilities		52,145	45,559	53,922	47,013	50,137

Total liabilities		103,466	98,564	101,119	69,365	204,065

Stockholder’s equity		84,841	77,683	77,555	73,556	70,353

Total liabilities and stockholder’s equity	$	188,307	176,247	178,674	142,921	274,418

Parent Company Business Segment Activities
Condensed Statements of Operations — Unaudited

	For the Three Months Ended					For the Six Months Ended
(in thousands)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	6/30/2004	6/30/2003
Net interest (expense)	$(3,583)	(3,592)	(3,804)	(3,676)	(3,868)	(7,175)	(7,141)
Income from unconsolidated subsidiaries	118	118	119	107	117	236	199
Gains on sales of assets	3	75	—	—	—	78	404
Equity security litigation settlement gain	—	22,840	—	—	—	22,840	—
Cost associated with debt redemption	—	—	—	—	(1,648)	—	(1,648)
Other income (expense)	(861)	(747)	(455)	(588)	(868)	(1,608)	(1,783)

Income (loss) from parent company activities before income taxes	(4,323)	18,694	(4,140)	(4,157)	(6,267)	14,371	(9,969)
Provision (Benefit) for income taxes	(1,574)	6,604	(148)	(1,454)	(2,192)	5,030	(3,487)

Income (loss) from parent company activities from continuing operations	$(2,749)	12,090	(3,992)	(2,703)	(4,075)	9,341	(6,482)

Reconciliation of Operating and business segment income
Business segment income from continuing operations	$(2,749)	12,090	(3,992)	(2,703)	(4,075)	9,341	(6,482)
Equity security litigation settlement gain	—	(14,785)	—	—	—	(14,785)	—
Cost associated with debt redemption	—	—	—	—	1,071	—	1,071

Operating loss (pretax)	$(2,749)	(2,695)	(3,992)	(2,703)	(3,004)	(5,444)	(5,411)

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
ASSETS
Cash	$10,850	48,841	22,765	16,551	15,115
Securities	56,773	21,826	20,949	17,254	9,458
Notes receivable from related parties	38,000	42,125	43,500	30,000	35,000
Investment in subsidiaries	579,760	566,725	567,411	679,253	664,825
Investment in unconsolidated subsidiaries	7,910	7,910	7,910	12,545	12,027
Other assets	13,021	8,235	16,953	24,050	25,490

Total assets	$706,314	695,662	679,488	779,653	761,915

LIABILITIES AND STOCKHOLDERS’ EQUITY
Subordinated debentures and notes payable	$263,366	263,366	263,366	263,318	263,318
Other liabilities	2,860	2,719	2,670	2,666	2,766

Total liabilities	266,226	266,085	266,036	265,984	266,084

Stockholders’ equity	440,088	429,577	413,452	513,669	495,831

Total liabilities and stockholders’ equity	$706,314	695,662	679,488	779,653	761,915